                                                                    EXHIBIT 10.3


RECORD AND RETURN TO:                             PREPARED BY:

Avram S. Eule, Esq.
Carella, Byrne, Bain, Gilfillan, Checchi,
Stewart & Olstein
6 Becker Farm Road                                ------------------------------
Roseland, New Jersey 07068-1739                   Jeffrey M. Gussoff, Esq.


                                      DEED
                                      ----

                  THIS DEED is dated March __, 2003,

BETWEEN FOSTER WHEELER LLC (successor-by-merger to Foster Wheeler Corporation, a New York corporation), a Delaware limited liability company having an address of Perryville Corporate Park, Clinton, New Jersey 08809-4000, and FOSTER WHEELER REALTY SERVICES, INC., a Delaware corporation having an address of Perryville Corporate Park, Clinton, New Jersey 08809-4000 (collectively, the "Grantors"),

AND CIT GROUP INC. (NJ), a New Jersey corporation having an address of 1 C.I.T. Drive, Livingston, New Jersey 07039 (the "Grantee").

         1. Transfer of Ownership. In consideration for the sum of Thirty-One Million Five Hundred Thousand Dollars and 00/100 ($ 31,500,000) Dollars, the receipt and sufficiency of which are hereby acknowledged, the Grantors hereby sell, grant and convey the Property (as defined below) to the Grantee.

         2. Tax Map Reference. The Property is known and designated as Lot 12, Block 6100 on the official tax map of the Township of Livingston.

         3. Property. The property conveyed by this Deed (the "Property") consists of the land, together with all of the buildings, improvements and other fixtures on the land and all of the Grantors' rights relating to the land, located in the Township of Livingston, County of Essex and State of New Jersey. The legal description of the Property is as follows:

         See Schedule A attached hereto and made a part hereof.

         BEING the same property conveyed to Foster Wheeler Corporation by deed from Foster Wheeler Energy Corporation, a corporation of the State of Delaware, dated January 1, 1985 and recorded on January 22, 1986 in the office of the Clerk of Essex County, New Jersey in Deed Book 4905, page 776.

         BEING a portion of the property conveyed to Foster Wheeler Corporation by Foster Wheeler Energy Corporation, a corporation of the State of Delaware, dated January 1, 1985 and recorded on January 31, 1985 in the office of the Clerk of Essex County, New Jersey in Deed Book 4902, page 725.

         Effective as of May 25, 2001, FOSTER WHEELER CORPORATION, formerly a New York corporation, merged with and into FOSTER WHEELER LLC, a Delaware limited liability company, pursuant to a Certificate of Merger dated as of May 18, 2001, which was filed with the New York Department of State on May 22, 2001, and with the State of Delaware Office of the Secretary of State on May 22, 2001.

         FOSTER WHEELER LLC is the legal and record fee owner of the Property, and FOSTER WHEELER REALTY SERVICES, INC. is the beneficial fee owner of the Property. Accordingly, FOSTER WHEELER REALTY SERVICES, INC. joins in this Deed for the purpose of selling, transferring and conveying its beneficial fee ownership of the Property to the Grantee herein.

         THIS conveyance is subject to ordinances, easements and restrictions of record and such facts as an accurate survey may disclose.

         4. Promises by Grantors. The Grantors promise that the Grantors have done no act to encumber the property. This promise is called a "covenant as to grantor's acts" (N.J.S.A. 46:4-6). This promise means that the Grantors have not allowed anyone else to obtain legal rights which affect the property (such as by making a mortgage or allowing a judgment to be entered against the Grantors).

         IN WITNESS WHEREOF, the Grantors have signed this Deed as of the date set forth above.


                                             FOSTER WHEELER LLC


                                             By:
                                                --------------------------------
                                                Robert D. Iseman, Vice President


                                             FOSTER WHEELER REALTY SERVICES,
                                             INC.

                                             By:
                                                --------------------------------
                                                Steven I. Weinstein, President

STATE OF NEW JERSEY        )
                           )ss.:
COUNTY OF                  )

         I certify that on March ____, 2003, Robert D. Iseman, Vice President of FOSTER WHEELER LLC, the Delaware limited liability company named in the within Deed, personally came before me and acknowledged, under oath, to my satisfaction, that he:

                  (a) is named in and personally signed this Deed in his capacity as Vice President of said company on authority from the managers of said company;
                  (b) signed and delivered this Deed in such capacity as his act and deed and as the act and deed of said company; and
                  (c) made this Deed for $31,500,000 as the full and actual consideration paid or to be paid for the transfer of title.



                                             -----------------------------------






STATE OF NEW JERSEY        )
                           )ss.:
COUNTY OF                  )

         I certify that on March ____, 2003, Steven I. Weinstein, President of FOSTER WHEELER REALTY SERVICES, INC., the Delaware corporation named in the within Deed, personally came before me and acknowledged, under oath, to my satisfaction, that he:

                  (a) is named in and personally signed this Deed in his capacity as President of said corporation on authority from the board of directors of said corporation;
                  (b) signed and delivered this Deed in such capacity as his act and deed and as the act and deed of said corporation; and
                  (c) made this Deed for $31,500,000 as the full and actual consideration paid or to be paid for the transfer of title.



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